UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2008

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 24, 2008, Inspire Pharmaceuticals, Inc. (NASDAQ: ISPH) issued a press release furnished as Exhibit 99.1 to this report, announcing new data relating to its denufosol phase 3 program.

On October 25, 2008, a presentation of Inspire Pharmaceutical, Inc.’s TIGER-1 data will take place at a symposium session entitled “New Therapies for CF Lung Disease: Update on Clinical Trials” at the annual North American Cystic Fibrosis Conference in Orlando, Florida. The slides to be presented are furnished as Exhibit 99.2 to this report and are incorporated herein by reference.

The furnishing of the attached information is not an admission as to the materiality of any information set forth therein.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

No.	Description
99.1	Press release dated October 24, 2008

99.2	slides re: A Phase 3 Study of Denufosol for Cystic Fibrosis: TIGER-1 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Joseph M. Spagnardi
Joseph M. Spagnardi,
Senior Vice President, General Counsel and Secretary

Dated: October 24, 2008

EXHIBIT INDEX

No.	Description
99.1	Press release dated October 24, 2008

99.2	slides re: A Phase 3 Study of Denufosol for Cystic Fibrosis: TIGER-1 Results